® Creating Differentiation Through Innovation Sigma-Aldrich Corporation Q3 2009 Earnings Review Exhibit 99.2

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Cautionary Statements
Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, free cash flow, share repurchases and other matters. These statements are based on assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves. We believe that these expectations are reasonable and well-founded. The forward-looking statements in this release are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) declining global economic conditions, (2) changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) dependence on uninterrupted manufacturing operations, (6) changes in the regulatory environment in which the Company operates, (7) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matter described in Note 4 – Uncertainty in Income Taxes – to the Consolidated Financial Statements in
the Company’s Form 10-Q report for the quarter ended June 30, 2009,  (8) exposure to litigation, including product liability claims,
(9) the ability to maintain adequate quality standards, (10) reliance on third party package delivery services, (11) failure to achieve planned cost reductions in global supply chain rationalization, (12) an unanticipated increase in interest rates, (13) failure of sales initiatives in our Research and SAFC businesses, (14) other changes in the business environment in which the Company operates, and (15) the outcome of the matters described in Note 13-Contingent Liabilities and Commitments-in the Company’s
Form 10-Q report for the quarter ended June 30, 2009.  A further discussion of risk factors can be found in Item 1A of the
Company’s Form 10-K report for the year ended December 31, 2008. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency. While able to report historical currency impacts after the fact, we are unable to estimate changes that may occur later in 2009 to applicable rates of exchange and thus are unable to reconcile the projected non-GAAP currency adjusted internal growth rates to reported GAAP growth rates for 2009.  Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also reports both GAAP and adjusted sales and income comparisons to reflect what it believes are ongoing and/or comparable operating results excluding currency impacts. Management excludes this item in judging its historical performance and in assessing its expected future performance.  Management also uses free cash flow, a non-GAAP measure, to judge its performance and ability to pursue opportunities that enhance shareholder value.  Management believes this non-GAAP information is useful to investors as well.  Reconciliations of GAAP to non-GAAP information are included in the Company’s
October 22, 2009 earnings release posted on its website, www.sigma-aldrich.com.

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Third Quarter 2009 Financial Results
Diluted EPS
Net Income
Sales
$534
$  86
$0.70
Q3 2009
(in millions, except EPS)
1%
5%
9%
As Reported
Free Cash Flow
$115 108%
2%
20%
25%
Excluding
Currency Impact
108%
YEAR-OVER-YEAR
Q3 performance reflects challenging global environment, stable research business and improved SAFC results.

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First Nine Months 2009 Financial
Results
Diluted EPS
Net Income
Sales
$1,575
$   254
$  2.06
Nine Months 2009
(in millions, except EPS)
7%
4%
As Reported
Free Cash Flow
$   274 17%
1%
15%
21%
Excluding
Currency Impact
17%
YEAR-OVER-YEAR
Performance on track to achieve 2009 guidance
1%

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RESEARCH
72%
2009 Sales Growth
(Adjusted for Currency)
Total
Company
SAFC
Research
28%
SAFC
Demand for research products and services
continued to show growth. SAFC sales higher in Q3
Sales Mix (YTD)
1.4%
4.8%
2.3%
Q3 2009/Q3 2008
1.9%
(2.8%)
0.6%
Nine Months 2009/
Nine Months 2008

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Margin Analysis
PERCENTAGE OF SALES
22.7%
(2.5%)
(0.3%)
1.3%
0.9%
0.1%
22.4%
2009: Pre-tax Profit Margin
S,G&A Expenses
R & D Expense
Supply Chain Initiatives
Price/Volume/Mix
Q3 2009 pre-tax margins impacted by currency and pricing
YTD 2009 pre-tax margins improved over 2008 levels
YTD
22.4%
(2.1%)
1.3%
1.4%
-
23.1%
2008: Pre-tax Profit Margin
Impact of Currency
Q3
Interest Expense
0.2%
0.2%
(0.1%)

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Free Cash Flow
(in millions)
2009
$ 254
68

362
(88)
$ 274
Net Income
Free Cash Flow
Net Cash from Operations
Less Capital Expenditures
Other
Changes in Performance Working Capital*
Depreciation & Amortization
2008
$ 257
75
(63)

(65)
*Accounts Receivable + Inventory – Accounts Payable
NINE MONTHS ENDED SEPTEMBER 30
Free cash flow remains strong
$ 235

8 ® 2009 Guidance Organic Revenue Growth Reported EPS Free Cash Flow Low single digits Above $2.70 >$325M

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Third Quarter – Key Business
Highlights
•
Increased e-commerce sales to 46%
of worldwide research-based sales
•
Continued growth in CAPLA
countries
•
SAFC booked orders for future
delivery remain strong
•
Achieved another $5 million in
supply chain process improvement
benefits.
•
Increased application offering using zinc finger technology
•
Announced collaboration with Michael J. Fox Foundation
•
Acquired ChemNavigator

10 ® 2009 Guidance Organic Revenue Growth Reported EPS Free Cash Flow Low single digits Above $2.70 >$325M

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Looking Forward
Add initiatives to drive core
chemistry and biochemistry
businesses
Increase emphasis on growth
opportunities in biotech and
analytical products
Pursue opportunities in CAPLA
countries and e-commerce
Continue supply chain
activities
Pursue other profit margin
enhancements
Launching new activities in Q4 2009 – Stay tuned for outcomes

12 ® QUESTIONS? Sigma-Aldrich Corporation Q3 2009 Earnings Review